Exhibit 99.1

Canopy Growth Announces Financing to Further Strengthen Balance Sheet Including Approximately US$50 Million of New Gross Proceeds

C$27.5 Million of Debt Extended from 2025 to 2029 Providing Additional Balance Sheet Flexibility

SMITHS FALLS, ONTARIO (May 3, 2024) – Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (Nasdaq: CGC), today announced that on May 2, 2024, it entered into an exchange and subscription agreement (the “Agreement”) with a single institutional investor (the “Investor”) pursuant to which Canopy Growth is expected to receive gross proceeds of approximately US$50 million and exchange approximately C$27.5 million of existing debt maturing in September 2025 for a new senior unsecured convertible debenture of the Company (the “Convertible Debenture”) maturing five years from the date of issuance thereof (such issuance date being, the “Closing Date”).

Pursuant to the terms of the Agreement, on the Closing Date, the Investor will acquire a Convertible Debenture in an aggregate principal amount equal to C$96,358,375 and the Company will issue to the Investor an additional 3,350,430 common share purchase warrants of the Company (each, a “Warrant”). Each Warrant will entitle the holder to acquire one common share (each, a “Common Share”) of the Company at an exercise price equal to C$16.18 per Common Share for a period of five years from the Closing Date. The Convertible Debenture will bear interest at a rate of 7.50% per annum, payable in semi-annual payments in cash or, at the option of the Company, in Common Shares for the first four semi-annual interest payments after the Closing Date, subject to satisfaction of certain conditions, including the prior approval of the Toronto Stock Exchange (the “TSX”).

The Convertible Debenture will be convertible into Common Shares at the option of the Investor at a conversion price equal to C$14.38 per Common Share, being the Canadian dollar equivalent of the average Nasdaq Official Closing Price of the Common Shares for the five trading days immediately preceding the signing of the Agreement. The Convertible Debenture will be subject to a forced conversion feature upon notice from the Company in the event that the average closing trading price of the Common Shares on the TSX exceeds C$21.57 for a period of 10 consecutive trading days.

The Company does not plan to list the Convertible Debenture or the Warrants on the TSX, NASDAQ, or any other securities exchange or other trading system. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes.

The closing of the offering pursuant to the Agreement is expected to occur during the week of May 6, 2024, subject to customary closing conditions. On the Closing Date, the Company will enter into a registration rights agreement with the Investor pursuant to which the Company will agree to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) within 45 days of the Closing Date covering the resale of the Common Shares underlying the Convertible Debenture and the Warrants.

The offer and sale of the foregoing securities are being made in a transaction not involving a public offering and the securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This news release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

More Information

Nik Schwenker

Vice President, Communications

media@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

tyler.burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a leading North American cannabis and consumer packaged goods (“CPG”) company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Canopy Growth’s CPG portfolio features gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through Canopy USA’s rights to Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high- quality cannabis extracts and pioneer of clean vape technology.

Beyond its world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment – pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

For more information visit www.canopygrowth.com.

References to information included on, or accessible through, our website do not constitute incorporation by reference of the information contained at or available through our website, and you should not consider such information to be part of this news release.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the expected closing date of the transaction, including the satisfaction or waiver of the closing conditions set out in the Agreement; expectations regarding the use of proceeds; the expected timing for filing a registration statement with the SEC; and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Common Shares; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca and with the SEC through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended March 31, 2023 and its subsequently filed quarterly reports on Form 10-Q

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.